Exhibit 99.2

HOUGHTON MIFFLIN HARCOURT COMPANY

222 Berkeley Street

Boston, MA 02116

March 5, 2014

Dear Stockholder:

Reference is made to that certain investor rights agreement, dated as of June 22, 2012 (as amended from time to time, the “Investor Rights Agreement”), by and among Houghton Mifflin Harcourt Company (f/k/a HMH Holdings (Delaware), Inc.), a Delaware corporation (the “Company”), and the stockholders party thereto (the “Holders”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Investor Rights Agreement.

Pursuant to Section 6(a) of the Investor Rights Agreement, on or about March 28, 2014, the Company intends to file a registration statement on Form S-1 with the U.S. Securities and Exchange Commission (the “SEC”) covering the resale of shares of Common Stock constituting Registrable Securities on a delayed or continuous basis (the “Form S-1 Shelf”).

Pursuant to Section 6(a) of the Investor Rights Agreement, you have the right to cause the Company to include all or a portion of your Registrable Securities in the Form S-1 Shelf provided that the Company has received your written request for the inclusion of such Registrable Securities in the Form S-1 Shelf (a “Shelf Registration Election Notice”) within 20 days after the delivery of this notice. The form of Shelf Registration Election Notice is attached as Exhibit 1 hereto. In your Shelf Registration Election Notice, you must indicate the amount of your Registrable Securities which you are requesting to be included in the Form S-1 Shelf, and you must sign the Shelf Registration Election Notice in exactly the same name under which you hold your Registrable Securities.

In connection with the Company’s initial public offering, you provided the Company with a completed and executed selling stockholder questionnaire (the “Original Questionnaire”), which provided certain information to the Company (i) to be included in the Company’s registration statement on Form S-1 filed with the SEC in connection with the Company’s initial public offering and/or (ii) to be relied upon by the Company, the underwriters for the initial public offering and their respective counsel in connection with such offering. A copy of your Original Questionnaire is attached as Exhibit 2 hereto for your reference. If you complete the Shelf Registration Election Notice and request that the Company include any of your Registrable Securities in the Form S-1 Shelf, you must certify in the Shelf Registration Election Notice either that all the information included in your Original Questionnaire is still true and correct or you must provide information updating your Original Questionnaire and

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certify that the other information included in your Original Questionnaire has not changed since the date you submitted it in connection with the Company’s initial public offering.

Under the terms of the Investor Rights Agreement, the Company is responsible for the payment of expenses in connection with the Form S-1 Shelf that constitute Registration Expenses.

In order to have your shares included in the Form S-1 Shelf, by no later than 11:59 p.m., New York City time, on March 26, 2014, you must complete, sign and deliver the completed and signed Shelf Registration Election Notice to:

Brian M. Janson, Esq.

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, New York 10019-6064

E-mail: bjanson@paulweiss.com

For your convenience, a pre-paid and pre-addressed FedEx envelope has been enclosed for you to send us the original copy of your completed and signed Shelf Registration Election Notice. The Company will accept an electronic copy of your completed and signed Shelf Registration Election Notice delivered via e-mail to bjanson@paulweiss.com as long as the original Shelf Registration Election Notice is delivered within three (3) Business Days after delivery via e-mail. Each legal owner of Registrable Securities is required to provide a separate completed and signed Shelf Registration Election Notice in order to have its Registrable Securities included in the Form S-1 Shelf.

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If you have any questions regarding the foregoing, please call William F. Bayers, Executive Vice President, Secretary and General Counsel of the Company, at (617) 351-5000, or Brian M. Janson at Paul, Weiss, Rifkind, Wharton & Garrison LLP at (212) 373-3588.

Very truly yours,

Houghton Mifflin Harcourt Company

By:
	Name:	William F. Bayers
	Title:	Executive Vice President,
Secretary and General Counsel

[Signature page to Registration Notice]

Exhibit 1

Form of Shelf Registration Election Notice

HOUGHTON MIFFLIN HARCOURT COMPANY

SHELF REGISTRATION ELECTION NOTICE

I.	Shelf Registration Election.

1. Please provide the number of shares of the securities of Houghton Mifflin Harcourt Company (f/k/a HMH Holdings (Delaware), Inc.), a Delaware corporation (the “Company”), listed below beneficially owned by you as of the date this Shelf Registration Election Notice is signed and returned to the Company:

Common Stock:

Warrants exercisable for Common Stock:

Options to purchase Common Stock:

2. Please indicate the amount of shares of the undersigned Holder’s Common Stock constituting Registrable Securities that the undersigned Holder is requesting the Company include in the Form S-1 Shelf (to the extent that any shares of Common Stock are issuable upon exercise of warrants or options, please specifically identify such warrants or options as well):

                              shares of Common Stock constituting Registrable Securities.

II.	Stockholder Information.

Reference is made to that certain selling stockholder questionnaire (the “Original Questionnaire”), whereby the undersigned Holder provided certain information to the Company (i) to be included in the Company’s registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission in connection with the Company’s initial public offering (as amended on November 1, 2013, the “IPO S-1”) and/or (ii) to be relied upon by the Company, the underwriters for the initial public offering and their respective counsel in connection with such offering.

Except as expressly provided below, the undersigned Holder hereby acknowledges, agrees, understands, represents and warrants in favor of the Company:

1. As of the date hereof, all of the information provided by the undersigned Holder to the Company in the Original Questionnaire and/or presented in the IPO S-1 regarding the undersigned Holder is true and complete as of the date hereof;

2. All acknowledgements, agreements, understandings, representations and warranties made by the undersigned Holder in the Original Questionnaire are hereby acknowledged, agreed to, understood, represented to and warranted to in favor of the Company as of the date hereof;

3. The information provided by the undersigned Holder herein and in the Original Questionnaire and/or presented in the IPO S-1 regarding the undersigned Holder is permitted by the undersigned Holder to be included in any registration statement, prospectus or free writing prospectus prepared by the Company or its agents in connection with the Form S-1 Shelf or any offering of Common Stock incident thereto (an “Offering”);

4. If at any time prior to the effective date of the Form S-1 Shelf or commencement of an Offering or within the 90-day period following the commencement of an Offering, any of the information set forth herein, in the Original Questionnaire or in the IPO S-1 has changed due to the passage of time or an arrangement being entered into between the Company and any of the participating underwriters in an Offering, or any development occurs or other information becomes known which requires a change in the information provided by the undersigned Holder herein, in the Original Questionnaire or in the IPO S-1, or has for any other reason become incorrect, the undersigned Holder shall promptly furnish any necessary or appropriate correcting information to Brian Janson at Paul, Weiss, Rifkind, Wharton & Garrison LLP via e-mail to bjanson@paulweiss.com; and

5. In the absence of any such correcting information being submitted to the Company by the undersigned Holder, the Company, the underwriters involved in an Offering and their respective counsel are entitled to rely on the information provided by the undersigned Holder herein, in the Original Questionnaire and in the IPO S-1 and to proceed on the basis that such information continues to be, to the best of the undersigned Holder’s knowledge, information and belief, complete and correct.

In the space provided below, please provide any updates to answers included in your completed Original Questionnaire that have changed since the date you submitted your completed Original Questionnaire to the Company in connection with the Company’s initial public offering. Please include references to specific question numbers, extra pages and supplemental materials which were provided with your Original Questionnaire, as applicable:

To the extent that the space provided is insufficient to accommodate your updated answer to any question from your Original Questionnaire, please attach appropriately identified extra pages, as necessary.

IN WITNESS WHEREOF, the undersigned Holder has executed this Shelf Registration Election Notice as of the date set forth below.

Name of Holder*

By:
Name:
Title:

Date:	, 2014

*	Each Holder should provide a separate Shelf Registration Election Notice in exactly the same name under which it holds it Registrable Securities.

[Signature Page to Shelf Registration Election Notice]

Exhibit 2

Copy of Original Questionnaire

See enclosure.